Supplement dated March 28, 2013 to the

KKR Alternative Corporate Opportunities Fund

Statement of Additional Information

Dated October 22, 2012, as amended November 19, 2012

KKR Alternative Corporate Opportunities Fund

This Supplement updates certain information contained in the above-dated Statement of Additional Information (“SAI”) for KKR Alternative Corporate Opportunities Fund (the “Fund”).

Effective March 25, 2013, the Board of Trustees appointed Michael E. Cahill as a Trustee of the Fund, member of the Nominating Committee and member of the Audit Committee.  In connection with these changes, the SAI is hereby supplemented as follows:

The following row is added to the table in the section entitled “Trustees of the Fund” on page B-25 of the SAI:

Name, Age and Address(1)	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee(2)

Independent Trustees

Michael E. Cahill (62)	Trustee	Since March 2013	Executive Vice President (since 2008) and Managing Director and General Counsel (since 1991), The TCW Group, Inc. and Trust Company of the West (financial services firm).	3	None.

(1) Each Trustee may be contacted by writing to the Trustee, c/o KKR Asset Management LLC, 555 California Street, 50th Floor, San Francisco, CA, 94104, Attn: General Counsel.

(2) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

The following sentence and table are added to the section entitled “Compensation of Trustees” on page B-26 of the SAI:

The following is an estimate of compensation to be paid to the Trustees during the fiscal year ending October 31, 2013:

	Compensation(1)
Name of Trustee	Aggregate Compensation From the Fund	Total Compensation From Fund and Fund Complex Paid to Trustees
Interested Trustee
William C. Sonneborn(2)	$0	$0
Independent Trustees
Michael E. Cahill*	$9,900	$39,600
Tobin V. Levy	$13,208	$52,000
Jeffrey L. Zlot	$13,208	$52,000

(1) Includes all amounts paid for serving as Trustee of the Fund, as well as serving as chairperson of a committee.

(2) Mr. Sonneborn, as an Interested Trustee, is not compensated by the Fund or the Fund Complex for his services.

* Michael E. Cahill was appointed as a Trustee on March 25, 2013.

The first sentence in the subsection “Board Committees — Audit Committee” on page B-26 of the SAI is deleted and replaced with the following:

The members of the Audit Committee are Tobin V. Levy, Jeffrey L. Zlot and Michael E. Cahill, each of whom meets the independence standards established by the SEC for audit committees and is independent for purposes of the 1940 Act.

The first sentence in the subsection “Board Committees — Nominating Committee” on page B-27 of the SAI is deleted and replaced with the following:

The members of the Nominating Committee are Jeffrey L. Zlot, Tobin V. Levy and Michael E. Cahill, each of whom meets the independence standards established by the SEC for governance committees and is independent for purposes of the 1940 Act.

The following paragraph is added as the second paragraph to the section entitled “Experience of Trustees” on pages B-27 and B-28 of the SAI:

Michael E. Cahill, an Independent Trustee, has served as Executive Vice President since 2008 and Managing Director and General Counsel since 1991 of The TCW Group, Inc. and Trust Company of the West, an international investment management firm. Mr. Cahill previously worked at Act III Communications in Los Angeles from 1988 to 1991, where he was Senior Vice President and General Counsel.  Earlier in his career, Mr. Cahill was in private corporate law practice at O’Melveny and Myers LLP in Los Angeles and at Shenas, Robbins, Shenas & Shaw in San Diego.  Mr. Cahill currently serves on the Board of Trustees of Southwestern Law School in Los Angeles. Mr. Cahill is a member of the bars of the state of California and of the Province of Ontario and is admitted to various courts, including the U.S. Supreme Court.  Mr. Cahill holds a B.A. with first class honors from Bishops University, a J.D. from Osgoode Hall Law School, York University and an LL.M. from Harvard University.

The first sentence in the section entitled “Board Leadership Structure” on page B-28 of the SAI is deleted and replaced with the following:

The Board is currently composed of four Trustees, three of whom are Independent Trustees.

The following row is added to the table in the section entitled “Trustee Beneficial Ownership of Fund Shares” on page B-29 of the SAI (and such information is current with respect to Mr. Cahill as of March 25, 2013):

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities Overseen by Trustees in the Family of Investment Companies
Independent Trustees
Michael E. Cahill	$0	$0

Please retain this Supplement for future reference.